Share-Based Compensation - Fair Value Measurement of Stock Options (Detail)	12 Months Ended
	Dec. 31, 2021 USD ($) yr $ / shares	Dec. 31, 2020 USD ($) yr $ / shares
Disclosure of Weighted average fair value [abstract]
Weighted-average fair value | $	$ 11.34	$ 6.73
Share price	$ 88.78	$ 75.96
Exercise price	$ 88.78	$ 75.96
Risk-free interest rate	0.80%	0.90%
Dividend yield	2.80%	3.10%
Volatility factor	21.00%	16.00%
Expected life (in years) | yr	5	5